SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549


                                          FORM 8-K


                                       CURRENT REPORT


                             Pursuant to Section 13 or 15(d) of
                             the Securities Exchange Act of 1934


             Date of Report (Date of earliest event reported: March 20, 2001


                            THE READER'S DIGEST ASSOCIATION, INC.
                   (Exact name of registrant as specified in its charter)


    Delaware                           1-10434                   13-1726769
State or other juris-diction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                              Identification No.)



              Pleasantville, New York                             10570-7000
       (Address of principal executive offices)                    (Zip Code)

                         Registrant's telephone number, including area code:
                                            (914) 238-1000

ITEM 5.  Other Events.
         ------------

        Gregory G. Coleman, Senior Vice President of the Company and President, U.S. Magazine Publishing, has resigned from the Company, effective March 30, 2001.







                                SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE READER'S DIGEST ASSOCIATION, INC.
                                             (Registrant)

Date:  March 20, 2001
                                      /S/  GEORGE S. SCIMONE
                                ----------------------------------------
                                           George S. Scimone
                                       Senior Vice President and
                                        Chief Financial Officer

                                        March 20, 2001


Securities and Exchange Commission
450 Fifth Stret, NW
Washington, DC 20549-1005

RE:  The Reader's Digest Association, Inc.
     Commission File No. 1-10434
     Central Index Key 0000858558

Ladies and Gentlemen:

        Filed herewith by direct electronic transmission is a Current Report on Form 8-K of The Reader's Digest Association, Inc. (the "Company") dated March 20, 2001.

                                        Very truly yours,
                                        /s/CLIFFORD H.R. DUPREE
                                        Clifford H.R. DuPree

Enclosure